UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 11, 2006

                               Manaris Corporation
             (Exact name of registrant as specified in its charter)



           Nevada                     000-33199                 88-0467848
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(State or other jurisdiction     (Commission File No.)       (IRS Employer ID)
     of incorporation)

                          1155 Rene-Levesque Blvd. West
                                   Suite 2720
                                Montreal, Quebec
                                 Canada H3B 2K8
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              (Address of principal executive offices and Zip Code)

                                 (514) 337-2447
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              (Registrant's telephone number, including area code)

                                   Copies to:
                               Darrin Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                               New York, NY 10018
                               Tel:(212) 930-9700
                               Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On August 11, 2006, Manaris Corporation ("Manaris" or the "Company") entered into a Note and Warrant Purchase Agreement (the "Purchase Agreement") providing for the sale by the Company of Series B Subordinated Secured Convertible Notes (the "Series B Notes") in an aggregate principal amount of approximately $3.6 million and Original Issue Discount Subordinated Secured Convertible Notes equal to fifteen percent (15%) of the aggregate principal amount of Series B Notes (the "OID Notes") (collectively, the "Notes") to certain institutional and accredited investors (the "Investors"). Pursuant to the Purchase Agreement, the Company also issued four year warrants to purchase shares of the Company's common stock in an amount equal to 37.5% of the number of common shares underlying the Series B Notes at $.45 per share (the "Series Z Warrants") and 2.5% of the number of common shares underlying the Series B Notes at $.65 per share (the "Series Y Warrants") (collectively, the "Warrants").

Gross proceeds of approximately $1.6 million will be disbursed initially, to be followed by a second disbursement of $500,000. The remaining $1.5 million will be disbursed upon effectiveness of the Company's registration statement.

The Notes mature thirty (30) months from the date of issuance (the "Maturity Date") and are convertible at any time into shares of the Company's common stock at a fixed conversion price of $.42, subject to a conversion price reset of $.35. The conversion price of the Notes is subject to adjustment for certain events, including dividends, distributions or split of the Company's Common Stock, or in the event of the Company's consolidation, merger or reorganization.

Beginning nine months from the issuance date, the Company is required to make principal payments equal to one-eighth of the aggregate principal amount of the Notes on a quarterly basis. The Company may pay the principal payment in either cash plus a premium of 7% of each principal payment or in shares of registered common stock at a 15% discount to the market price of the Company's common stock.

The Company's obligations under the Purchase Agreement and the Notes are secured by a subordinated lien on substantially all of the assets of the Company, pursuant to a Pledge and Security Agreement.

In connection with the Purchase Agreement, the Company also entered into registration rights agreements (the "Registration Rights Agreements") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. The Company is obligated to file the Registration Statement no later than 45 days from the date of closing and to use its best efforts to cause the Registration Statement to be declared effective no later than 120 days after filing and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants have been sold. In the event of a default of its obligations under the Registration Rights Agreements, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than 45 days from the date of closing, or if the Registration Statement is not declared effective within 120 days of filing, it is required pay to the Investors, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, an amount or shares of our common stock equal to 1.5% of the amount invested, subject to a maximum of 12%.

In connection with the private placement, the Company has agreed to pay legal and due diligence expenses of the investors in an amount not to exceed $43,000. The Company has also agreed to pay an additional due diligence fee equal to the lesser of 1.25% of the net financing proceeds or $75,000. In addition, Midtown Partners LLC will receive aggregate placement agent fees of $349,771. Midtown Partners and individuals affiliated with Midtown Partners will also receive the following warrants to purchase shares of the Company's common stock in the following aggregate amounts: 711,492 warrants exercisable at $.42 per share; 17,787 Series Y warrants, and; 266,810 Series Z warrants.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors are accredited investors and/or qualified institutional buyers, the investors had access to information about the Company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits



Exhibit     Description
-------     -----------

10.1        Form of Note and Warrant Purchase Agreement
10.2        Form of Secured Promissory Note
10.3        Form of OID Note
10.4        Form of Pledge and Security Agreement
10.5        Form of Registration Rights Agreement
10.6        Form of Series Y Warrant
10.7        Form of Series Z Warrant
10.8        Deed of Hypothec

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               MANARIS CORPORATION



Dated: August 17, 2006         By:  /s/ John G. Fraser
                                    -------------------
                                    John G. Fraser
                                    President and Chief
                                    Executive Officer